UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-10261

Pearl Mutual Funds on behalf of its series:

Pearl Total Return Fund

Pearl Aggressive Growth Fund

2610 Park Avenue P.O. Box 209 Muscatine, Iowa 52761

Robert H. Solt 2610 Park Avenue P. O. Box 209 Muscatine, Iowa 52761	Eric S. Purple Bell, Boyd & Lloyd LLP 1615 L Street, N.W., Suite 1200 Washington, DC 20036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (563) 288-2773

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Item 1.	Reports to Shareholders.

PEARL MUTUAL FUNDS

SEMI-ANNUAL REPORT

JUNE 30, 2008

IMPORTANT NEWS: SEE PAGE 1

www.pearlfunds.com

PEARL FUNDS

2610 Park Avenue PO Box 209 Muscatine IA 52761
866-747-9030 (toll-free) or 563-288-2773
Fax: 563-288-4101
E-mail: info@pearlfunds.com

PEARL MUTUAL FUNDS

PFTRX – Pearl Total Return Fund        PFAGX – Pearl Aggressive Growth Fund

2008 Semi-Annual Report

Page
News for Pearl Shareholders	1

Performance Review	2 - 3

Investment Strategy	3 - 5

Investment Management Team	5

Pearl Total Return Fund Overview	6 - 8

Pearl Aggressive Growth Fund Overview	9 - 11

Understanding Your Expenses	12 -13

General Information	13 -15

Pearl Total Return Fund Financial Statements	16 - 18

Pearl Aggressive Growth Fund Financial Statements	19 - 21

Notes to Financial Statements	22 - 24

Pearl Total Return Fund Financial Highlights	25

Pearl Aggressive Growth Fund Financial Highlights	26

Did you know?

We are shareholders too!

All our Trustees, Officers, and employees, plus our Manager and all its shareholders,

are Pearl Funds shareholders.

Together we own more than $10 million of Pearl Funds shares.

We eat our own cooking!

When your Pearl Funds investment goes up or down, so does ours!

Did you know?

Pearl Management Company, the Funds’ Manager, receives compensation only from Pearl Funds.

The Manager does not manage any other funds or accounts, except the Manager’s own assets.

We believe this single focus on Pearl Funds helps your Management to avoid conflicts of interest and give Pearl shareholders the top-priority service you deserve.

August 22, 2008

Chairman of the Board
DR. JAMES P. STEIN

President

ROBERT H. SOLT

Senior Counsel

DAVID M. STANLEY

Vice President
RICHARD R. PHILLIPS

Portfolio Management
Associate

KAREN M. BROOKHART

Compliance Associate
PEGGY A. CHERRIER

SHAREHOLDER SERVICES
REPRESENTATIVE
CHRISTOPHER S. INGSTAD

Transfer Agent
Representative
JACQUELINE M. JANOWSKI

Controller

RENATA R. LAMAR

Chief Compliance
Officer

ANTHONY J. TOOHILL

Board of Trustees

JOHN W. AXEL

JEFFREY R. BOEYINK
DOUGLAS B. CODER

DR. DAVID N. DEJONG

DAVID L. EVANS

ROBERT H. SOLT

DAVID M. STANLEY

DR. JAMES P. STEIN

NEWS FOR PEARL SHAREHOLDERS:

•         Pearl Total Return Fund was down 9.58% during the first half of 2008 – but outperformed all 3 comparison indexes. At August 22, 2008, this Fund was down 15.23% year-to-date.

•         Pearl Aggressive Growth Fund was down 12.13% during the first half of 2008, and underperformed all 3 comparison indexes for that 6-month period. At August 22, 2008, this Fund was down 19.39% year-to-date.

•         Pearl Total Return Fund outperformed the S&P 500 Index each year for the 9 years 1999-2007 – and again in the first half of 2008. Pearl Aggressive Growth Fund outperformed the S&P 500 each year through 2007 since this Fund’s inception (7-2-01), but slightly underperformed it in the first half of 2008.

•         For the 5 years through June 30, 2008, Pearl Total Return Fund was up 89.47% and Pearl Aggressive Growth Fund was up 126.84%. Both Funds outperformed all 3 comparison indexes: Dow Jones Wilshire 5000 up 52.32%, MSCI World up 76.16%, and S&P 500 up 44.16%.

•         Pearl Total Return Fund outperformed all 3 comparison indexes during all these periods through June 30, 2008: year-to-date, 1, 3, 5, and 10 years.

•         Pearl Aggressive Growth Fund outperformed all 3 comparison indexes during all these periods through June 30, 2008: 1, 3, and 5 years, plus the 7 years since this Fund’s inception.

•         All Pearl Funds performance figures are net – after deducting all expenses of each Fund and all expenses of all the mutual funds in its portfolio.

•         Both Pearl Funds are no-load – no sales charge, commission, or redemption fee (except the Fund receives a 2% fee on sale of shares owned for 30 days or less). Also, both Funds are no-load investors; they continue making all of their investments on a no-load basis in 2008.

Please consider everything in this report and in the Prospectus. Figures above are not annualized. Past performance does not guarantee future results.
Thank you for your confidence in Pearl Mutual Funds.
You are invited to visit our Website at www.pearlfunds.com. Please call, e-mail, fax, or write to us. We are here to help you.
Sincerely,
YOUR INVESTMENT MANAGEMENT TEAM:

Robert H. Solt	David M. Stanley	Richard R. Phillips

PEARL MUTUAL FUNDS

Performance Review as of June 30, 2008

First Half 2008 Performance. Total Returns of Pearl Total Return Fund, Pearl Aggressive Growth Fund, and the Funds’ Comparison Indexes:*

For the 6 months ended 6-30-08:
Pearl Total Return Fund	- 9.58%
Pearl Aggressive Growth Fund	- 12.13%
Dow Jones Wilshire 5000 (Full Cap)	- 10.95%
MSCI World Index	- 10.57%
Standard & Poor’s 500 Index	- 11.91%

*	All total returns include dividends reinvested. Pearl Funds’ total returns are net — after deduction of all expenses of the Fund and all expenses of all the mutual funds in the Fund’s portfolio. In contrast, the total returns of indexes do not reflect any deduction of expenses (fees, transaction costs, etc.) Pearl Funds’ total returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or on redemption of Fund shares. Likewise, the total returns of indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks. See page 15 for a description of each index.

Pearl Total Return Fund has outperformed the S&P 500 Index for 9 straight years — each year from 1999 through 2007 — and has continued this outperformance in the first half of 2008. Pearl Aggressive Growth Fund likewise has outperformed the S&P 500 for each year from this Fund’s inception (July 2, 2001) through 2007, but has slightly underperformed it in the first half of 2008.

2008 Performance Factors. We believe Pearl Total Return Fund’s and Pearl Aggressive Growth Fund’s comparative performance and total return during the first half of 2008 were affected by many factors, including each Fund’s investment strategy and decisions by the Funds’ Manager, Pearl Management Company. These factors include:

•	U.S. and global stock markets had moderate losses during the first 6 months of 2008.

•

During the first half of 2008: U.S. growth-style stocks outperformed U.S. value-style stocks. Morningstar U.S. Growth Index was down 7.34% while U.S. Value Index was down 15.72%. U.S. mid-capitalization stocks (down 7.55%) outperformed small-cap (down 9.79%) and large-cap stocks (down 11.74%). Overall, foreign stocks slightly outperformed U.S. stocks. Foreign small-to-mid-cap stocks slightly outperformed foreign large-cap stocks. Foreign growth and value stocks had nearly equal performance.

•

During the first half of 2008: A majority of Pearl Total Return Fund’s investments were in mutual funds we believe to be relatively conservative with below-average risk records. The Fund invested globally through mutual funds holding U.S. or foreign securities or both. This Fund’s indirect investments (through the mutual funds in its portfolio; see page 4) had a growth-stock emphasis plus large positions in value-style and blend-style stocks, and emphasized foreign stocks and large-cap and mid-cap stocks. The Fund was 88-92% invested in equity mutual funds during the first half of 2008. The Fund held one pure bond fund, plus a balanced fund which held some fixed-income investments. The Fund also had indirect investments (through its portfolio funds) in bonds and cash. We believe Pearl Total Return Fund’s partial defensive position (see pages 3-4) was helpful during this declining market period. We believe the Fund’s performance was helped by its large foreign stock position and its indirect investments in growth stocks and in foreign large-cap stocks, and was hurt by its U.S. large-cap investments (see pages 6-8).

•

Pearl Aggressive Growth Fund invested globally through mutual funds holding U.S. or foreign securities or both. During the first half of 2008: This Fund’s indirect investments (through the mutual funds in its portfolio; see page 4) had an emphasis on foreign stocks and emerging markets, and a growth-stocks emphasis plus large positions in value-style and blend-style stocks. The Fund emphasized small-cap and mid-cap stocks and also had a large position in large-cap stocks. Pearl Aggressive Growth Fund’s investments tended to be more volatile than Pearl Total Return Fund’s investments. We believe this additional risk and this Fund’s fully-invested position hurt its performance in this declining market period. As its investment strategy requires, this Fund is always fully invested (95% or more) in equity mutual funds. We believe this Fund’s large indirect investments in foreign stocks and in growth stocks helped its performance (see pages 9-11).

•

Both Funds owned shares of some mutual funds that are closed to new investors, and were able to make no-load purchases of mutual funds that would require most investors to pay a sales charge. We believe these factors helped both Funds’ performance. See page 4.

•

Both Pearl Funds did not pay any sales charge, commission, or redemption fee. Both Funds made all their investments on a no-load basis. See “No-Load Investing” below. This helped both Funds control costs and helped their performance.

•

Pearl Management Company, the Funds’ Manager, continues to research, analyze, and evaluate data on many mutual funds, categories of funds, and global stock markets. We believe this work helps our allocation decisions and selection of mutual funds.

•

All Trustees, Officers, and employees of Pearl Funds and Pearl Management Company are Pearl Funds shareholders. This group, plus Pearl Management Company and its shareholders, owned more than $10 million of Pearl Funds shares at 6-30-08. We believe this large investment gives all Pearl decision-makers and managers a shared interest with all our shareholders — and a strong incentive to work for the Funds’ performance.

Investment Strategy

Pearl Total Return Fund is a diversified fund of funds that seeks long-term total return by being primarily invested (80% or more of net assets) in equity mutual funds, except when Pearl Management Company believes a lower percentage is justified by high risks affecting stock markets. This Fund seeks to limit shareholders’ risk by frequently holding a modest defensive position and by selecting some mutual funds that have demonstrated relatively low volatility.

Pearl Aggressive Growth Fund is a diversified fund of funds that seeks long-term aggressive growth of capital by being fully invested (95% or more of net assets) in equity mutual funds at all times.

“Equity mutual funds” means funds whose objective is growth or capital appreciation, including funds that invest in U.S. or foreign securities or both.

Long-Term Investing, Not Trading. Both Pearl Funds are long-term investors, not short-term traders. Your Investment Management Team is always ready to change investments when we believe this is in our shareholders’ interest, but we work to avoid excessive portfolio turnover.

The Funds’ portfolio turnover (annualized rate) during the first half of 2008 was 38% for Pearl Total Return Fund and 41% for Pearl Aggressive Growth Fund.

No-Load Investing. No Transaction Costs. Each Pearl Fund is a no-load investor, seeking to prevent all transaction costs for you and all our shareholders. When either Pearl Fund invests in a load fund, the purchase is large enough to receive a 100% waiver of the sales load, so the Fund buys without paying any load. Each Fund is authorized to pay a low sales load or redemption fee (not exceeding 2%, combined), but we work hard to avoid this. The Funds do not impose any distribution fee (12b-1 fee). Some mutual funds in which the Funds may invest may impose a 12b-1 fee.

Both Funds seek to avoid paying any transaction costs — no sales charges, no commissions, no redemption fees — and both Funds again paid no transaction costs in 2008 to date.

Pearl Total Return Fund has not paid any sales charge, commission, or redemption fee since 1998. All of its investments in the years 1999 through 2008 to date were made on a no-load basis. Pearl Aggressive Growth Fund has never paid any sales charge, commission, or redemption fee. All of its investments to date were made on a no-load basis.

Access to Many Funds. Both Funds’ investments in most mutual funds are generally large enough to take advantage of 100% sales load waivers on large purchases. Thus, both Pearl Funds are able to select their investments from a very wide range of funds, without paying any sales load — even though many of those funds would require most investors to pay a sales charge.

Another potential benefit to Pearl Funds shareholders is that both Funds own shares of some mutual funds that are closed to most new investors. At June 30, 2008: Pearl Total Return Fund held 14 equity mutual funds and 2 of them were no longer open to new investors. These funds comprised 18% of Total Return Fund’s total assets. Of the 11 equity funds held by Pearl Aggressive Growth Fund, 3 were closed to new investors. These funds comprised 29% of this Fund’s total assets.

Investments. At June 30, 2008, 90.2% of Pearl Total Return Fund’s total assets were invested in a diversified group of equity mutual funds, 4.6% in a high-quality bond fund, and 5.2% in cash. Nearly all of the cash was held in high-yielding money market mutual funds.

At June 30, 2008, 99.2% of Pearl Aggressive Growth Fund’s total assets were invested in a diversified group of equity mutual funds, and 0.8% in cash (mostly money market mutual funds).

A more precise way to measure each Fund’s asset allocation is its investment portfolio assets breakdown, which counts each Fund’s indirect investments through the mutual funds held in its portfolio, using recent information on the portfolio assets of those mutual funds. Based on the Funds’ portfolio holdings at June 30, 2008, each Fund’s investment portfolio assets breakdown was:

	Total Return Fund	Aggressive Growth Fund
	(as a percentage of total assets, rounded to nearest single decimal place)
Total Stocks	79.5%	93.5%
U.S. Stocks	19.3%	33.3%
Foreign Stocks	60.2%	60.2%
Bonds	3.6%	0.1%
Cash	13.7%	5.5%
Other	3.2%	0.9%
Total	100.0%	100.0%

For example, Pearl Total Return Fund directly held 5.2% of total assets in cash, but it held 13.7% in cash when the varying amounts of cash held by the mutual funds in this Fund’s portfolio were added.

Each Fund’s asset allocation varies when the Fund changes its investments in mutual funds and when those funds change their investments.

Top 5 Mutual Fund Portfolio Holdings at June 30, 2008 (as a percentage of total assets):

Pearl Total Return Fund:		Pearl Aggressive Growth Fund:
Allianz NFJ International Value Fund, Instl Class	11.58%	Artisan International Small Cap Fund, Inv. Class	15.60%
Matthews Asian Growth & Income Fund	11.03%	Lazard Emerging Markets Fund, Instl. Class	14.93%
John Hancock Large Cap Equity Fund, Class I	10.41%	Fidelity Leveraged Company Stock Fund	12.24%
Dodge & Cox International Stock Fund	10.10%	Matthews Pacific Tiger Fund	11.38%
Thornburg International Value Fund, Class I	9.71%	US Global Eastern European Fund	10.35%

Investments of both Funds at June 30, 2008 are listed in the financial statements at pages 16 and 19. Each Fund’s most recent month-end portfolio holdings are listed at www.pearlfunds.com.

Portfolio investments are subject to change at any time without notice, and some changes have been made recently. Each Fund’s portfolio holdings will be at least slightly different, and may be significantly different, by the time you read this report.

Current Investment Outlook. We must evaluate many positive and negative factors that may affect U.S. and global stock markets. This outlook is written on August 14, 2008 and states our current views and positions, which are subject to change without notice:

We believe positive stock market factors now include low interest rates; the likelihood that the Federal Reserve will not raise rates in 2008; positive history of year 4 of the U.S. Presidential term; the possibility that the market decline since October 2007 may now be deep enough to help create the conditions for a market rise; better valuations of many stocks, in relation to earnings and dividends; large amounts of cash on the sidelines, potentially available for investment; and pessimism among investors and investment advisers. (We use pessimism as a contrary indicator; history shows that buying stocks is more likely to be profitable when there is widespread pessimism rather than optimism. There is no guarantee that this will hold true in the future.)

We believe stock market risks include overvaluation of some categories of stocks, disappointment if the economic slowdown (housing, earnings, employment, etc.) is worse than expected, credit problems worsening (U.S. and global), reignited inflation expectations, high U.S. consumer debt, low U.S. savings, U.S. unfunded entitlements, U.S. budget and current accounts deficits, vulnerability to shocks (oil, terrorist attack, pandemic, etc.), and panic by investors if the market decline worsens.

We believe total U.S. stock market risks remain high. However, we believe the reward/risk ratio is slightly negative near-term (1-3 months), slightly positive intermediate-term (4-12 months), and slightly positive long-term. We believe foreign stock market risks are also high but their reward/risk ratios for all periods are better than for the U.S. As always, foreign markets have unique risks and opportunities.

Weighing these factors, Pearl Total Return Fund is now about 87% invested in equity mutual funds. This Fund’s investments have a growth emphasis but also include significant value and blend components, and have a continuing emphasis on foreign stock funds.

Pearl Aggressive Growth Fund continues to be fully invested (95% or more; now about 98%) in equity mutual funds. In comparison with Total Return Fund, Aggressive Growth Fund’s portfolio as a whole is more volatile and holds more emerging markets funds.

Both Pearl Funds hold a broad, diversified mixture of equity funds that hold small-cap, mid-cap, and large-cap stocks. Both Funds have big large-cap and mid-cap investments, but Aggressive Growth Fund has more small-cap and mid-cap investments than Total Return Fund.

We diligently seek to select appropriate mutual funds in view of changing market conditions and each Fund’s investment objective. Taking into account the opportunities and the risks, we believe each Pearl Fund’s current portfolio mix is appropriate for the current market environment.

Investment Management Team

Pearl Mutual Funds’ Manager is Pearl Management Company. The Manager’s Investment Committee manages each Fund’s portfolio. The Investment Committee consists of Robert H. Solt, President and Chief Executive Officer; David M. Stanley, Senior Counsel; and Richard R. Phillips, Vice President. Other Staff persons also provide research and analysis. For more information on the entire Staff, go to www.pearlfunds.com and click on Management and Real, Live People.

Pearl Total Return Fund

Pearl Total Return Fund’s 10-Year Performance Record is summarized in this graph:

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

PEARL TOTAL RETURN FUND AND ITS COMPARISON INDEXES *

(as of 6-30 each year — with dividends reinvested)

*	The Fund’s total returns in this report, including the graph and tables, do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or on redemption of Fund shares. Likewise, the total returns of indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks.

All Pearl Funds total returns are net, after deducting all expenses (all fees, transaction costs, etc.) — including all expenses of the Fund and all expenses of all the mutual funds in the Fund’s portfolio. In contrast, the total returns of indexes do not reflect any deduction of expenses.

•

The value of an investment in Pearl Total Return Fund grew 89.47% during the last 5 years and 139.51% over the last 10 years through June 30, 2008 (not annualized). The Fund outperformed all 3 comparison indexes during all these periods through June 30, 2008: year-to-date, 1, 3, 5, and 10 years.

•	Pearl Total Return Fund outperformed the S&P 500 Index for 9 straight years — each year from 1999 through 2007 — and again outperformed in the first half of 2008.

Performance of Pearl Total Return Fund and Comparison Indexes through 6-30-08:

	Year-to-date, not annualized	1 year	3 years	5 years	10 years
Average Annual Total Returns for periods ended 6-30-08 with dividends reinvested:
Pearl Total Return Fund	- 9.58%	- 7.94%	+ 9.84%	+ 13.63%	+ 9.13%
Dow Jones Wilshire 5000 Index (Full Cap)	- 10.95%	- 12.46%	+5.07%	+8.78%	+3.61%
MSCI World Index	- 10.57%	- 10.68%	+8.88%	+11.99%	+4.19%
Standard & Poor’s 500 Index	- 11.91%	- 13.12%	+4.41%	+7.59%	+2.88%

See page 15 for a description of each index. Past performance does not predict future performance.

Pearl Total Return Fund

Risk-Adjusted Total Return. Pearl Total Return Fund seeks to outperform the 3 comparison indexes on a long-term risk-adjusted total return basis. Two factors should be considered together in assessing a mutual fund’s performance: its total return and its risk. Therefore, we measure your Fund’s total return in relation to the risk (volatility) it incurred, and then we compare the risk-adjusted total returns of the Fund and the 3 comparison indexes.

Standard deviation is the conventional statistical measure used to determine the volatility (variability) — and therefore the risk — of a mutual fund or an index. The higher the standard deviation, the greater the volatility risk. To minimize risk, a low standard deviation is desirable.

Standard Deviations of Pearl Total Return Fund and Comparison Indexes through 6-30-08:

3 years
Annualized Standard Deviations:
Pearl Total Return Fund	10.54%
Dow Jones Wilshire 5000 (Full Cap)	10.53%
MSCI World Index	10.80%
Standard & Poor’s 500 Index	10.24%

See page 15 for a description of each index.

The Sharpe ratio is a conventional measure that combines total return and standard deviation to produce a risk-adjusted performance figure. It is a ratio of reward (total return in excess of the 90-day Treasury bill return) to the volatility risk (standard deviation). The higher the number, the better the risk-adjusted return. A high Sharpe ratio is desirable.

Sharpe Ratios of Pearl Total Return Fund and Comparison Indexes through 6-30-08:

3 years
Sharpe Ratios:
Pearl Total Return Fund	+0.56
Dow Jones Wilshire 5000 (Full Cap)	+0.13
MSCI World Index	+0.46
Standard & Poor’s 500 Index	+0.07

See page 15 for a description of each index.

Pearl Total Return Fund’s risk-adjusted performance was better than all 3 comparison indexes during the past 3 years through June 30, 2008.

Did you know?

Pearl Funds offer you an automatic investment plan that allows you to make regular monthly investments by electronic transfer from your bank account in the amount you choose. To begin this plan, the minimum investment is $1,000; then the minimum monthly investment is $100.

For information, call 866-747-9030 (toll-free) or go to

http://www.pearlfunds.com/maintenance_forms.htm.

Systematic investing does not ensure a profit.

Pearl Total Return Fund

Performance Summary. Past performance does not predict future performance.

•	Pearl Total Return Fund had a - 9.58% negative total return for the 6 months ended June 30, 2008 — but outperformed all 3 comparison indexes.

•	Your Fund has outperformed the S&P 500 Index for 9 straight years — each year from 1999 through 2007 — and has continued this outperformance during the first half of 2008.

•	During the 5 years through June 30, 2008, Pearl Total Return Fund was up 89.47% while the 3 comparison indexes were up 57.55% on average (not annualized). See page 1.

•

Your Fund outperformed all 3 comparison indexes during the last 1, 3, 5, and 10 years through 6-30-08. We believe this outperformance is significant because it was achieved during generally rising stock markets, while at all times this Fund had a risk-reducing partial defensive position (see pages 3-4). Usually less than 80% of this Fund’s total assets were invested in stocks, as measured by the holdings of the mutual funds in the Fund’s portfolio. The 3 comparison indexes are pure stock indexes that are always 100% in stocks. See page 4.

•	Pearl Total Return Fund’s risk-adjusted total return outperformed all 3 comparison indexes during the last 3 years ended 6-30-08. See page 7.

•

Your Fund’s annual total return was + 10.37% in 2007, + 20.67% in 2006, + 11.55% in 2005, + 16.83% in 2004, + 35.73% in 2003, - 10.75% in 2002, + 3.13% in 2001, + 1.56% in 2000, + 26.99% in 1999, and + 4.60% in 1998.

•	During the 3-year bear market (2000-2002), Pearl Total Return Fund had 2 up years and only 1 down year. For those 3 years, your Fund was down only 6.52% (not annualized).

Net Asset Value and Net Assets of Pearl Total Return Fund at June 30, 2008:

NAV (net asset value) per share:	$11.99 — down from $13.26 (after dividends) at 12-31-07

Net Assets:	$105,365,122 — down from $121,203,797 at 12-31-07

Did you know?

IRA CONTRIBUTION LIMITS FOR 2008

(IRA – INDIVIDUAL RETIREMENT ACCOUNT, ALL TYPES)

•	You may contribute $5,000 to your IRA in 2008.

•	Your 2008 limit is $6,000 if you are age 50 or over. The extra $1,000 is called a catch-up contribution.

•	These limits apply to both Roth and Traditional IRAs.

IRA contribution limits may be different in future years.

MORE GOOD NEWS:

•	You can use Pearl Funds (either or both) for all types of IRAs and IRA rollovers.

•	No maintenance fee for your Pearl IRA — or for any Pearl Funds Account.

Pearl Aggressive Growth Fund

Pearl Aggressive Growth Fund’s Performance Record for the 7 years since its inception is summarized in this graph:

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

PEARL AGGRESSIVE GROWTH FUND AND ITS COMPARISON INDEXES *

(as of 6-30 each year, from 7-2-01 inception – with dividends reinvested)

*	The Fund’s total returns in this report, including the graph and tables, do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or on redemption of Fund shares. Likewise, the total returns of indexes do not reflect the deduction of taxes that an investor in stocks would pay on dividends or on sale of stocks.

All Pearl Funds total returns are net, after deducting all expenses (all fees, transaction costs, etc.) – including all expenses of the Fund and all expenses of all the mutual funds in the Fund’s portfolio. In contrast, the total returns of indexes do not reflect any deduction of expenses.

The value of an investment in Pearl Aggressive Growth Fund grew 126.84% during the last 5 years through June 30, 2008 (not annualized). The Fund outperformed all 3 comparison indexes during the last 1, 3, and 5 years through June 30, 2008 and also during the 7 years since this Fund’s inception.

Pearl Aggressive Growth Fund outperformed the S&P 500 Index for each year of the 7 years from this Fund’s inception (July 2, 2001) through 2007, but slightly underperformed it during the first half of 2008.

Performance of Pearl Aggressive Growth Fund and Comparison Indexes through 6-30-08:

	Year-to-date, not annualized	1 year	3 years	5 years	7 years, since inception
Average Annual Total Returns for periods ended 6-30-08 with dividends reinvested:
Pearl Aggressive Growth Fund	- 12.13%	- 6.27%	+ 14.28%	+ 17.80	+ 12.38%
Dow Jones Wilshire 5000 Index (Full Cap)	- 10.95%	- 12.46%	+ 5.07%	+ 8.78%	+ 3.66%
MSCI World Index	- 10.57%	- 10.68%	+ 8.88%	+ 11.99%	+ 5.54%
Standard & Poor’s 500 Index	- 11.91%	- 13.12%	+ 4.41%	+ 7.59%	+ 2.45%

See page 15 for a description of each index. Past performance does not predict future performance.

Pearl Aggressive Growth Fund

Risk-Adjusted Total Return. Even though Pearl Aggressive Growth Fund is not as focused as Pearl Total Return Fund on risk-adjusted total return, it is useful to measure Pearl Aggressive Growth Fund’s total return in relation to the risk (volatility) it incurred. Then we compare the risk-adjusted total returns of the Fund and the 3 comparison indexes.

Standard deviation is the conventional statistical measure used to determine the volatility (variability) – and therefore the risk – of a mutual fund or an index. The higher the standard deviation, the greater the volatility risk. To minimize risk, a low standard deviation is desirable. However, an aggressive growth fund by its nature will be more risky than a more conservative fund.

Standard Deviations of Pearl Aggressive Growth Fund and Comparison Indexes through 6-30-08:

3 Years
Annualized Standard Deviations:
Pearl Aggressive Growth Fund	15.16%
Dow Jones Wilshire 5000 (Full Cap)	10.53%
MSCI World Index	10.80%
Standard & Poor’s 500 Index	10.24%

See page 15 for a description of each index.

The Sharpe ratio is a conventional measure that combines total return and standard deviation to produce a risk-adjusted performance figure. It is a ratio of reward (total return in excess of the 90-day Treasury bill return) to the volatility risk (standard deviation). The higher the number, the better the risk-adjusted return. A high Sharpe ratio is desirable.

Sharpe Ratios of Pearl Aggressive Growth Fund and Comparison Indexes through 6-30-08:

3 Years
Sharpe Ratios:
Pearl Aggressive Growth Fund	+ 0.69
Dow Jones Wilshire 5000 (Full Cap)	+ 0.13
MSCI World Index	+ 0.46
Standard & Poor’s 500 Index	+ 0.07

See page 15 for a description of each index.

Pearl Aggressive Growth Fund’s risk-adjusted performance was better than all 3 comparison indexes during the past 3 years through June 30, 2008.

Did you know?

Your investment in either Pearl Fund (or both) gives you instant diversification.

Each Pearl Fund owns shares of 10 or more mutual funds, and through those mutual funds, each Pearl

Fund indirectly invests in more than 1,000 stocks.

Diversification does not ensure a profit or guarantee against loss.

Your Pearl Investment Management Team — Rob Solt, Dave Stanley, Rich Phillips — together have over 46 years of experience in mutual funds investment management.

Pearl Aggressive Growth Fund

Performance Summary. Past performance does not predict future performance.

•	Pearl Aggressive Growth Fund had a - 12.13% negative total return for the 6 months ended June 30, 2008, and underperformed all 3 comparison indexes during that period.

•

Pearl Aggressive Growth Fund outperformed the S&P 500 Index for each of the 7 years through 2007 since this Fund began operations on July 2, 2001, but slightly underperformed it during the first half of 2008. See page 9.

•	During the 5 years though June 30, 2008, Pearl Aggressive Growth Fund was up 126.84% while the 3 comparison indexes were up 57.55% on average (not annualized).

•

Your Fund outperformed all 3 comparison indexes during the last 1, 3, and 5 years through 6-30-08, and also during the 7 years since this Fund’s inception. We believe this outperformance is significant because it was achieved during generally rising stock markets, while this Fund was never 100% invested in stocks. Usually less than 95% of the Fund’s total assets were invested in stocks, as measured by the holdings of the mutual funds in the Fund’s portfolio. The 3 comparison indexes are pure stock indexes that are always 100% in stocks. See page 4.

•	Pearl Aggressive Growth Fund’s risk-adjusted total return outperformed all 3 comparison indexes during the last 3 years ended 6-30-08. See page 10.

•	Your Fund’s annual total return was + 19.11% in 2007, + 22.10% in 2006, + 18.01% in 2005, + 17.60% in 2004, + 53.36% in 2003, - 17.27% in 2002, and + 0.60% in the last 6 months of 2001.

Net Asset Value and Net Assets of Pearl Aggressive Growth Fund at June 30, 2008:

NAV (net asset value) per share:	$13.19 – down from $15.01 (after dividends) at 12-31-07

Net Assets:	$60,800,914 – down from $67,944,490 at 12-31-07

Did you know?

We give you prompt, personal service. When you call us, a real, live person will take your call. You can talk with one of our Officers or Portfolio Managers.

You will get a straight answer.

If we don’t know the answer, we will find it and get back to you quickly.

Your calls, e-mails, and faxes come directly into our office, to help us respond to you quickly.

We handle all inquiries, shareholder accounts, and transactions within our office in Muscatine, Iowa.

Because you and your concerns are important to us, we do this work ourselves instead of hiring it out to some big, faceless company that puts you on hold.

Understanding Your Expenses

Pearl Total Return Fund and Pearl Aggressive Growth Fund, June 30, 2008

As a mutual fund shareholder, you may incur two types of costs. There may be transaction costs, which generally include sales charges (loads) on purchases and may include redemption or exchange fees. Both Pearl Funds have no load, sales charge, exchange fee, or redemption fee – except that to help protect long-term shareholders and discourage frequent trading of Fund shares, a 2% redemption fee is charged if a shareholder sells shares owned for 30 days or less. There are also continuing costs, which generally include investment advisory fees and other fund expenses, and may include Rule 12b-1 distribution fees. Both Pearl Funds do not impose any 12b-1 fee. Some of the mutual funds in which Pearl Funds invest may impose 12b-1 fees. The information on these two pages is intended to help you understand your ongoing costs of investing in Pearl Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses. To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each Pearl Fund during the reporting period. The information in the table below is based on an initial investment of $1,000, which is invested at the beginning of the 6-months reporting period and held for the entire period. Expense information is calculated two ways; each method provides you with different information. The amount in the “actual” column is calculated using each Pearl Fund’s actual operating expenses and total return. The amount in the “hypothetical” column assumes that the return each year is 5% before expenses, and uses the Fund’s actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” for details on using the hypothetical data.

Estimating Your Actual Expenses. To estimate the expenses that you paid over the 6-months period, first you will need your account balance at the end of the period. Check your Shareholder Account Statement for this information.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the “Expenses paid during the period” section of the table, locate the amount for your Fund. You will find this number in the “Actual” column. Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

January 1, 2008 through June 30, 2008 (6 months):

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Pearl Total Return Fund	1,000.00	1,000.00	904.22	1,025.00	4.56	4.85	0.96%
Pearl Aggressive Growth Fund	1,000.00	1,000.00	878.75	1,025.00	4.59	4.95	0.98%

Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 365.

Compare with Other Funds. Since all mutual funds are required to include the same hypothetical calculations of expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in each Pearl Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight only the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees, which may be incurred by shareholders of other funds.

Pearl Funds are No-load. It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in your Fund. As a Pearl Funds shareholder, you do not incur any transaction costs, such as sales charges, exchange fees, or redemption fees (except a 2% redemption fee if you sell shares owned for 30 days or less). The hypothetical example is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning other mutual funds whose shareholders may incur transaction costs.

Each Pearl Fund is a Fund of Funds. This should be kept in mind when comparing with other funds. Both Pearl Funds invested substantially all of their assets in other mutual funds throughout the reporting period. Thus, in addition to the Pearl Funds’ expenses shown in the table above, Pearl Funds shareholders also indirectly paid a proportional share of the expenses of the portfolio mutual funds in which the Pearl Funds were invested. However, there were no transaction costs for Pearl Funds’ investments in other mutual funds. Each Pearl Fund did not pay any transaction cost, such as sales charges or redemption or exchange fees, during the reporting period. Also, all Pearl Funds performance and total return figures are net – after deduction of all expenses of each Pearl Fund and all expenses of all the mutual funds in its portfolio.

General Information

This report is provided for the shareholders of Pearl Mutual Funds. This report is not an offer of or a solicitation of an offer to buy either Fund, not shall either Fund be offered or sold to any person, in any jurisdiction in which the offer, solicitation, purchase, or sale would be unlawful under its securities laws. The Funds are offered only to residents of the United States. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Before investing, an investor should read the Prospectus and carefully consider a Fund’s objectives, risks, charges, and expenses. To obtain a Prospectus containing this and other information, please visit our Website at www.pearlfunds.com or call toll-free 866-747-9030.

Pearl Funds shares are available to residents of 42 states and the District of Columbia. Please go to www.pearlfunds.com or call toll-free 866-747-9030 to determine whether Fund shares are available in your state.

We Invite and Welcome Your Calls. A real, live person will talk with you – promptly. He or she will be one of our Officers or key Staff persons. You will get a straight answer. If we don’t know the answer, we will find it and get back to you quickly.

If we break this promise, tell us and you will receive our personal apology. 866-747-9030 (toll-free).

We Also Invite You to E-mail, Fax, or Write to Us:

E-mail:	info@pearlfunds.com
Fax:	563-288-4101
Write to:	Pearl Mutual Funds, 2610 Park Avenue, PO Box 209, Muscatine, IA 52761

You May Send a Message to the Funds’ Board of Trustees on any subject. Send your message to the Pearl office, addressed to the Board of Trustees. We will promptly send it to all of the Trustees.

Communications Invited on Accounting and Auditing. Any person may communicate, confidentially and anonymously, any concerns regarding accounting or auditing matters to David L. Evans, Chairman of the Audit Committee of Pearl Mutual Funds, by either of these two means:

1.	Mail to 32500 El Diente Court, Evergreen, CO 80439 (preferred method)

2.	Telephone to 303-679-9689

Performance is historical and does not guarantee future results. Investment return and principal value of an investment in each Pearl Fund will fluctuate, so an investor’s shares in the Fund, when redeemed, may be worth more or less than their original cost. Performance changes over time and may be materially different by the time you read this report. For recent information on performance, prices, and portfolio holdings, go to www.pearlfunds.com or call toll-free 866-747-9030.

All investments involve risk. Even though Pearl Total Return Fund and Pearl Aggressive Growth Fund each invest in many mutual funds, that investment strategy cannot eliminate risk.

Many factors affect risks of mutual funds that invest in various kinds of stocks. For example:

Stocks of small and mid-sized companies may be more volatile or less liquid than stocks of larger companies. Smaller companies may have a shorter history of operations, may not have the ability to raise capital as easily as large companies, and may have a less diversified product line, making them more susceptible to market pressure.

Value stocks include stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and undervalued. Growth stocks are stocks of companies believed to have above-average potential for growth of revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Investments in foreign securities involve risks, including currency fluctuation, different regulation, accounting standards, trading practices, levels of available information, generally higher transaction costs, and political risks. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.

Total return means total growth of the investment, with all dividends (including capital gains dividends) reinvested.

Expenses. Each Pearl Fund is a fund of funds which bears its allocable share of the expenses of the mutual funds in which it invests. Each Fund is thus subject to two levels of fees and a potentially higher expense ratio than would be associated with an investment in a fund that invests directly in stocks or other financial instruments. However, all Pearl Funds performance and total return figures are net, after deducting all expenses (all fees, transaction costs, etc.) – including all expenses of all the mutual funds in your Fund’s portfolio.

For the year 2007, each Fund’s total annual fund operating expenses, including the Fund’s share of all expenses of all the mutual funds in its portfolio, were: Pearl Total Return Fund 1.95%, which was reduced to 1.86% by the Manager’s reimbursement due to the Limit on Expenses; and Pearl Aggressive Growth Fund 2.17%, reduced to 2.04% by the Manager’s reimbursement. However, all Pearl Funds performance and total return figures are net, after deducting all expenses (all fees, transaction costs, etc.) – including all expenses of all the mutual funds in your Fund’s portfolio.

Limit on Expenses. Pearl Management Company, the Funds’ Manager, has contractually agreed to reimburse each Pearl Fund for all ordinary operating expenses (including all management, advisory, and administrative fees) exceeding these expense ratios: 0.98% of a Fund’s average net assets up to $100 million and 0.78% in excess of $100 million. When the Manager has reimbursed a Fund for expenses in excess of this limit, the Manager may recover the reimbursed amounts, for a period that does not exceed five years, to the extent this can be done without exceeding the expense limit. This limit applies to each Fund’s direct ordinary operating expenses and does not apply to the indirect expenses incurred by a Fund through its investments in the mutual funds in its portfolio. This expense limit does not have an expiration date, and will continue unless a change is approved by the Funds’ Board of Trustees.

The Manager’s reimbursement of expenses that exceed the expense limit lowers the expense ratio and increases the overall return to investors.

Disclosure of Portfolio Holdings. Pearl Funds’ most recent month-end portfolio holdings are disclosed to the public on the Funds’ Website: www.pearlfunds.com. The Funds also file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each year on Form N-Q, and for the half-year and full year on Form N-CSR. The Funds’ Forms N-Q and N-CSR are available on the SEC’s Website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Votes by the Funds. A description of each Fund’s proxy voting policies and procedures and a record of each Fund’s proxy votes for the most recent 12-months period ended June 30 are available without charge at www.pearlfunds.com or by calling toll-free 866-747-9030, and are also available on the SEC’s Website at www.sec.gov.

Privacy Policy. Because we consider the preservation of your privacy a priority, Pearl Mutual Funds has a privacy policy. You may view the privacy policy at www.pearlfunds.com (click on Privacy Policy) or by calling toll-free 866-747-9030. The privacy policy is sent to shareholders annually.

Comparison Indexes. The Dow Jones Wilshire 5000 Composite Index (Full Cap), commonly referred to as Dow Jones Wilshire 5000 (Full Cap), is an unmanaged index that is market-capitalization weighted, includes all publicly-traded U.S. common stocks headquartered in the U.S. with readily available price data, and is generally representative of the performance of the average dollar invested in U.S. common stocks. The MSCI World Index is an unmanaged index that is market-capitalization weighted and is generally representative of the performance of the global (including U.S. and international) market for common stocks. The Standard & Poor’s (S & P) 500 Index is an unmanaged index of 500 stocks that is market-capitalization weighted and is generally representative of the performance of larger companies in the U.S.

The Funds’ holdings are not the same as the indexes. Each Pearl Fund’s performance will not mirror the returns of any particular index. It is not possible to invest directly in an index. Trademarks and copyrights relating to the indexes are owned by: Dow Jones Wilshire 5000 (Full cap): Dow Jones Indexes and Wilshire Associates, Inc; MSCI World Index: Morgan Stanley Capital International; Standard & Poor’s 500 Index: The McGraw Hill Companies.

Other Information. Please consult your tax advisor regarding the tax consequences of owning shares of the Funds in your particular circumstances.

From July 1, 1972 through July 1, 2001, Pearl Total Return Fund’s shares were not registered under the Securities Act of 1933 and only private sales of its shares were made. The Fund began offering its shares to the public pursuant to an effective registration statement on July 2, 2001.

PEARL TOTAL RETURN FUND

STATEMENT OF NET ASSETS (UNAUDITED)

June 30, 2008

	Shares owned	% of net assets	Market value
ASSETS:
INVESTMENTS in mutual funds, all common stocks of unaffiliated issuers:

Equity mutual funds:
Allianz NFJ International Value Fund, Institutional Class	488,242	11.58%	$12,201,178
Dodge & Cox International Stock Fund	261,502	10.10%	10,645,742
First Eagle Overseas Fund, Class I	92,021	1.99%	2,093,489
Harbor International Fund, Institutional Class	53,794	3.38%	3,556,840
John Hancock Balanced Fund, Class I	654,478	9.63%	10,150,961
John Hancock Large Cap Equity Fund, Class I	347,521	10.41%	10,960,824
Keeley Mid Cap Value Fund	134,953	1.84%	1,939,271
Kinetics Paradigm Fund, Institutional Class	243,676	5.82%	6,130,884
Kinetics Small Cap Opportunities Fund, Institutional Class	183,994	4.22%	4,445,290
Matthews Asian Growth and Income Fund	663,631	11.03%	11,626,819
Nicholas Applegate International Growth Opportunities Fund, Class I	64,850	2.47%	2,606,303
Oakmark International Small Cap Fund, Class I	46,385	0.58%	608,567
Thornburg International Value Fund, Class I	349,455	9.71%	10,235,547
William Blair International Growth Fund, Class I	299,084	7.44%	7,835,989

		0.00%
TOTAL EQUITY MUTUAL FUNDS (cost $96,280,083, including reinvested dividends)		90.20%	95,037,704

Income mutual funds:
PIMCO Total Return Fund, Institutional Class (cost $4,812,848, including reinvested dividends)	458,210	4.62%	4,870,769

TOTAL INCOME MUTUAL FUNDS		4.62%	4,870,769

Money market mutual funds:
Vanguard Money Market Prime Fund (cost $2,669,394, including reinvested dividends)	2,669,394	2.53%	2,669,394

TOTAL MONEY MARKET FUNDS		2.53%	2,669,394

TOTAL INVESTMENTS (cost $103,762,325, including reinvested dividends)		97.35%	102,577,867

Cash, including money market fund through custodian bank		2.64%	2,783,454
Receivable for PTRF shares sold		0.00%	0
Accrued interest		0.01%	5,801

TOTAL ASSETS		100.00%	105,367,122

LIABILITIES:
Dividend payable		0.00%	0
Payable for shares redeemed		0.00%	2,000
Investment manager’s fees payable (Note 5)		0.00%	0
Payable to manager for expenses of Fund (Note 5)		0.00%	0
Other liabilities		0.00%	0

TOTAL LIABILITIES		0.00%	2,000

NET ASSETS, applicable to 8,786,256 outstanding shares of beneficial interest (no par value); unlimited shares authorized		100.00%	$105,365,122

NET ASSET VALUE — OFFERING AND REDEMPTION PRICE PER SHARE			$11.99

NET ASSETS CONSIST OF:
Capital			$107,960,477
Accumulated undistributed net investment income			145,774
Accumulated net realized gains			(1,556,671)
Net unrealized appreciation in value of investments			(1,184,458)

TOTAL NET ASSETS			$105,365,122

See notes to financial statements.

PEARL TOTAL RETURN FUND

STATEMENT OF OPERATIONS (UNAUDITED)

Six Months Ended June 30, 2008
INVESTMENT INCOME:

Income:
Dividends, ordinary income	$659,343
Interest on bank account, including money market fund dividends through custodian bank	26,335

TOTAL INVESTMENT INCOME	685,678

Expenses, current year (Note 5):
Investment management and administrative services fees (Note 5)	432,408
Associations	0
Auditors’ fees	39,713
Chief Compliance Officer compensation	9,569
Chief Compliance Officer expenses	599
Continuing education, Trustees	0
Custodian fees	3,618
Data processing	11,095
Trustees’ fees (Note 6)	41,606
Registration fees	18,420
Insurance	19,923
Legal fees	29,584
Meetings	1,798
Other	0

TOTAL EXPENSES BEFORE REIMBURSEMENT	608,333
Expenses reimbursed by investment manager (Note 5)	(68,429)

TOTAL EXPENSES	539,904

NET INVESTMENT INCOME	145,774

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:

Net realized gains (losses) on investments (securities of unaffiliated issuers)	(1,556,671)

Change in net unrealized appreciation (depreciation) of investments	(10,047,169)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(11,603,840)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(11,458,066)

See notes to financial statements.

PEARL TOTAL RETURN FUND

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended June 30, 2008	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income	$145,774	$3,191,536
Net realized gains (losses) on investments	(1,556,671)	23,431,571
Change in net unrealized appreciation (depreciation) of investments	(10,047,169)	(14,701,894)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(11,458,066)	11,921,213

FROM DIVIDENDS TO SHAREHOLDERS (Note 7):

Dividends from net investment income	0	(3,191,536)
Dividends from net realized gains	0	(23,431,571)

TOTAL DIVIDENDS	0	(26,623,107)

FROM CAPITAL SHARES TRANSACTIONS:

Proceeds received for shares sold (247,682 and 1,028,612 shares)	3,073,415	16,472,530

Net asset value of shares (0 and 1,910,685 shares) issued in reinvestment of dividends	0	25,335,683

Paid on redemption of shares (603,004 and 750,816 shares), including exchanges into Pearl Aggressive Growth Fund	(7,454,024)	(12,614,727)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS:
(net decrease of (355,322) and increase of 2,188,481 shares)	(4,380,609)	29,193,486

TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,838,675)	14,491,592

NET ASSETS:
Beginning of period	121,203,797	106,712,205

End of period (including accumulated undistributed net investment income $145,774 and $0, respectively)	$105,365,122	$121,203,797

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND

STATEMENT OF NET ASSETS (UNAUDITED)

June 30, 2008

	Shares owned	% of net assets	Market value
ASSETS:
INVESTMENTS in mutual funds, all common stocks of unaffiliated issuers:
Equity mutual funds:
American Century International Opportunities Fund, Investor Class	203,771	2.34%	$1,424,357
Artisan International Small Cap Fund, Investor Class	483,616	15.60%	9,483,708
Fidelity Leveraged Company Stock Fund	214,853	12.24%	7,442,500
Janus Contrarian Fund	217,106	5.92%	3,601,782
John Hancock Large Cap Equity Fund	176,412	9.15%	5,564,027
Keeley Small Cap Value Fund, Class A	195,038	9.49%	5,767,286
Kinetics Paradigm Fund, Institutional Class	137,265	5.68%	3,453,587
Kinetics Small Cap Opportunities Fund, Institutional Class	53,783	2.14%	1,299,387
Lazard Emerging Markets Fund, Institutional Class	412,792	14.93%	9,077,307
Matthews Pacific Tiger Fund	307,252	11.38%	6,916,250
US Global Accolade Eastern European Fund	414,825	10.35%	6,292,890

TOTAL EQUITY MUTUAL FUNDS (cost $58,852,770, including reinvested dividends)		99.22%	60,323,081

Money market mutual fund:
Vanguard Money Market Prime Fund (cost $7,451, including reinvested dividends)	7,451	0.01%	7,451

TOTAL MONEY MARKET FUNDS		0.01%	7,451

TOTAL INVESTMENTS (cost $58,860,221, including reinvested dividends)		99.23%	60,330,532
Cash, including money market fund through custodian bank		0.77%	469,813
Receivable for PAGF shares sold		0.00%	0
Accrued interest		0.00%	1,819

TOTAL ASSETS		100.00%	60,802,164

LIABILITIES:
Dividend payable		0.00%	0
Payable for shares redeemed		0.00%	1,250
Investment manager’s fees payable (Note 5)		0.00%	0
Payable to manager for expenses of Fund (Note 5)		0.00%	0
Other liabilities		0.00%	0

TOTAL LIABILITIES		0.00%	1,250

NET ASSETS, applicable to 4,608,906 outstanding shares of beneficial interest (no par value); unlimited shares authorized		100.00%	$60,800,914

NET ASSET VALUE — OFFERING AND REDEMPTION PRICE PER SHARE			$13.19

NET ASSETS CONSIST OF:
Capital			$59,603,326
Accumulated undistributed net investment loss			(296,653)
Accumulated net realized gains			23,930
Net unrealized appreciation in value of investments			1,470,311

TOTAL NET ASSETS			$60,800,914

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND

STATEMENT OF OPERATIONS (UNAUDITED)

Six Months Ended June 30, 2008
INVESTMENT INCOME (LOSS):
Income:
Dividends, ordinary income	$953
Interest on bank account, including money market fund dividends through custodian bank	16,087

TOTAL INVESTMENT INCOME	17,040
Expenses, current year (Note 5):
Investment management and administrative services fees (Note 5)	259,973
Associations	0
Auditors’ fees	22,887
Chief Compliance Officer compensation	5,431
Chief Compliance Officer expenses	337
Continuing education, Trustees	0
Custodian fees	2,047
Data processing	6,250
Trustees’ fees (Note 6)	23,894
Registration fees	17,706
Insurance	11,168
Legal fees	16,973
Meetings	1,013
Other	0

TOTAL EXPENSES BEFORE REIMBURSEMENT	367,679
Expenses reimbursed by investment manager (Note 5)	(53,986)

TOTAL EXPENSES	313,693

NET INVESTMENT LOSS	(296,653)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investments (securities of unaffiliated issuers)	23,930
Change in net unrealized appreciation (depreciation) of investments	(8,059,520)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(8,035,590)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,332,243)

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended June 30, 2008	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$(296,653)	$845,001
Net realized gains on investments	23,930	8,013,670
Change in net unrealized appreciation (depreciation) of investments	(8,059,520)	1,118,205

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(8,332,243)	9,976,876

FROM DIVIDENDS TO SHAREHOLDERS (Note 7):
Dividends from net investment income	0	(845,001)
Dividends from net realized gains	0	(8,013,670)

TOTAL DIVIDENDS	0	(8,858,671)

FROM CAPITAL SHARES TRANSACTIONS:
Proceeds received for shares sold (291,463 and 1,112,619 shares)	4,039,008	18,038,533
Net asset value of shares (0 and 566,940 shares) issued in reinvestment of dividends	0	8,509,776
Paid on redemption of shares (209,436 and 459,698 shares), including exchanges into Pearl Total Return Fund	(2,850,341)	(7,594,505)

INCREASE IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS: (net increase of 82,027 and 1,219,861 shares)	1,188,667	18,953,804

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,143,576)	20,072,009
NET ASSETS:
Beginning of period	67,944,490	47,872,481

End of period (including accumulated undistributed net investment (loss), ($296,653) and $0, respectively)	$60,800,914	$67,944,490

See notes to financial statements.

PEARL TOTAL RETURN FUND and

PEARL AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

SIX MONTHS ENDED JUNE 30, 2008 AND YEAR ENDED DECEMBER 31, 2007

1.	ORGANIZATION. Pearl Total Return Fund (PTRF) and Pearl Aggressive Growth Fund (PAGF) (the “Funds”) are each a series of Pearl Mutual Funds, a Massachusetts business trust (the “Trust”) registered under the Investment Company Act of 1940, and are diversified, no-load, open-end management investment companies (mutual funds).

The Funds’ investments are limited to: (1) shares of mutual funds (open-end funds) that the Funds can buy no-load (with no applicable sales load or redemption fee); (2) shares of “low-load” mutual funds (open-end funds) that the Funds can buy with a sales load or redemption fee that together do not exceed 2% of the purchase price (however, the Funds expect that substantially all of their investments in mutual funds will be on a no-load basis); and (3) cash and cash equivalents.

2.	SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates. (a) Investments in shares of other mutual funds are valued at the net asset value as reported by each mutual fund. (b) Securities transactions are accounted for on the trade date. (c) Dividend income and the Funds’ dividends to their shareholders are recorded on the ex-dividend date. (d) Gains or losses on sales of investments and unrealized appreciation or depreciation of investments are determined on the basis of average cost.

3.	INCOME TAXES. It is the Funds’ policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to make all necessary distributions of net investment income and realized gains so that the Funds will not be required to pay any federal or state income taxes. Therefore, the Funds make no provision for income taxes.

As of June 30, 2008, PTRF had no capital loss carry-forward.

PTRF’s cost for federal income tax purposes was $103,762,325, including the amounts of all reinvested dividends, as of June 30, 2008; the aggregate gross unrealized appreciation was $3,730,457; and the aggregate gross unrealized depreciation was ($4,914,915); resulting in net unrealized depreciation of

($1,184,458).

As of June 30, 2008, PAGF had no capital loss carry-forward.

PAGF’s cost for federal income tax purposes was $58,860,222, including the amounts of all reinvested dividends, as of June 30, 2008; the aggregate gross unrealized appreciation was $3,057,325; and the aggregate gross unrealized depreciation was ($1,587,014); resulting in net unrealized appreciation of $1,470,311.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”), which is effective for fiscal years beginning after December 15, 2006. FIN 48 clarifies the accounting for income taxes recognized in the financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. This interpretation provides guidance on how the Funds should recognize, measure, present, and disclose in their financial statements any uncertain tax positions that the Funds have taken or expect to take on a tax return. Based on its analysis, management does not believe that the adoption of FIN 48 has a material impact on the financial statements.

The Funds file U.S. and Iowa tax returns. No tax returns are currently under examination. The statute of limitations on the Funds’ tax returns remains open for the years ended December 31, 2005 through December 31, 2007.

4.	INVESTMENT TRANSACTIONS. PTRF’s costs of purchases and proceeds of sales of investment securities (excluding money market mutual funds) were $20,848,858 and $22,032,467, respectively, for the first half of 2008. Purchases include reinvestments of dividends.

PAGF’s costs of purchases and proceeds of sales of investment securities (excluding money market mutual funds) were $14,529,085 and $12,808,687, respectively, for the first half of 2008. Purchases include reinvestments of dividends.

5.	INVESTMENT MANAGER; EXPENSES. Pearl Management Company (the “Manager”) has supervisory responsibility for the general management and investment of the Funds’ assets, including the decisions to buy and sell securities. The Manager provides personnel and office space for the Funds and pays all expenses of marketing the Funds’ shares. The Manager’s combined fees are at the annual rate of 0.86% of each Fund’s average net assets up to $30,000,000 (computed at the beginning of each month); 0.77% of each Fund’s net assets in excess of $30,000,000 and up to $100,000,000; and 0.53% of each Fund’s net assets in excess of $100,000,000.

The Funds’ expenses are limited by contract with the Manager. Each Fund’s total operating expenses in any year (including the Manager’s fees but excluding interest, taxes, expenses for purchase or sale of investments, and extraordinary expenses) cannot exceed 0.98% of the Fund’s average net assets up to $100,000,000 (computed at the beginning of each month) and 0.78% of the Fund’s average net assets in excess of $100,000,000. The Manager pays or reimburses all the Funds’ operating expenses beyond this limit.

For the first half of 2008 expenses totaling $68,429 were reimbursed by the Manager beyond the expense limit for PTRF. PTRF remains liable to the Manager for a cumulative net total of $658,302 reimbursed expenses which are to be repaid by PTRF in the future, subject to the annual expense limit and a five year period in which the Manager has the right to recover such reimbursed expenses. The net total expenses reimbursable to the Manager for the past five years are: $96,067 for 2003, $108,771 for 2004, $153,719 for 2005, $130,815 for 2006, and $100,501 for 2007.

For the first half of 2008 expenses totaling $53,986 were reimbursed by the Manager beyond the expense limit for PAGF. PAGF remains liable to the Manager for a cumulative net total of $390,043 reimbursed expenses which are to be repaid by PAGF in the future, subject to the annual expense limit and a five year period in which the Manager has the right to recover such reimbursed expenses. The net total expenses reimbursable to the Manager for the past five years are: $44,409 for 2003, $53,802 for 2004, $81,868 for 2005, $79,553 for 2006, and $76,425 for 2007.

6.	OWNERSHIP OF FUND SHARES. The Manager and its shareholders, plus the Trustees, Officers, and employees of Pearl Mutual Funds and of the Manager, as a group owned 6.22% of PTRF’s outstanding shares, with a net asset value of $6,547,547, as of June 30, 2008.

The Manager and its shareholders, plus the Trustees, Officers, and employees of Pearl Mutual Funds and of the Manager, as a group owned 6.87% of PAGF’s outstanding shares, with a net asset value of $4,177,481, as of June 30, 2008.

7.	COMPENSATION. The Officers and two Trustees (Robert H. Solt and David M. Stanley) of the Funds are also Officers of the Manager; they are paid by the Manager and receive no compensation from the Funds. The Funds’ six Trustees who are not affiliated with the Manager are John W. Axel, Jeffrey R. Boeyink, Douglas B. Coder, Dr. David N. DeJong, David L. Evans, and Dr. James P. Stein. The Trustees received fees from the Funds of $65,500 for the first half of 2008 and $130,000 for 2007.

8.	DIVIDENDS. On January 31, 2008, PTRF paid an income dividend of $.4414 per share from 2007 net investment income; a short-term capital gain dividend of $.2576 per share; and a long-term capital gain dividend of $2.9829 per share to shareholders of record on December 31, 2007. On January 31, 2007, PTRF paid an income dividend of $.3422 per share from 2006 net investment income; a short-term capital gain dividend of $.0161 per share; and a long-term capital gain dividend of $1.3421 per share to shareholders of record on December 31, 2006. For shareholders reinvesting dividends, each reinvestment date was the same as the record date.

On January 31, 2008, PAGF paid an income dividend of $.2134 per share from 2007 net investment income; a short-term capital gain dividend of $.1691 per share; and a long-term capital gain dividend of $1.8546 per share to shareholders of record on December 31, 2007. On January 31, 2007, PAGF paid an income dividend of $.3513 per share from 2006 net investment income; a short-term capital gain dividend of $.1101 per share; and a long-term capital gain dividend of $1.5415 per share to shareholders of record on December 31, 2006. For shareholders reinvesting dividends, each reinvestment date was the same as the record date.

9.	FAIR VALUE MEASUREMENTS. The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including the technique or pricing model used to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the six months ended June 30, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Funds’ investments carried at fair value:

VALUATION INPUTS	PTRF	PAGF
Level 1—Quoted Prices	$102,577,867	$60,330,532
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

TOTAL	$102,577,867	$60,330,532

10.	RECENT ACCOUNTING PRONOUNCEMENTS. In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”). SFAS 159 permits entities to choose to measure certain eligible financial assets and financial liabilities at fair value (the fair value option). SFAS 159 also established presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management of the Funds does not believe the adoption of SFAS 159 impacts the amounts reported in these financial statements.

PEARL TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

	Six Months Ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
SELECTED PER-SHARE DATA derived from the financial statements:

Net asset value, beginning of period	$13.26		$15.35	$14.13	$14.02	$12.69	$9.50	$10.75	$10.54	$12.16	$10.45	$11.23

Income from Investment Operations

Net investment income	0.02		0.44	0.34	0.23	0.28	0.20	0.09	0.12	0.69	0.45	0.23

Net realized and unrealized gains (losses) on investments	(1.29)		1.15	2.58	1.39	1.85	3.19	(1.25)	0.21	(0.50)	2.37	0.29

Total investment operations	(1.27)		1.59	2.92	1.62	2.13	3.39	(1.16)	0.33	0.19	2.82	0.52

Less Dividends (Note 8)

Dividends from net investment income	None		(0.44)	(0.34)	(0.23)	(0.28)	(0.20)	(0.09)	(0.12)	(0.69)	(0.45)	(0.23)
Dividends from net realized capital gains on investments	None		(3.24)	(1.36)	(1.28)	(0.52)	None	None	None	(1.12)	(0.66)	(1.07)

Total dividends	None		(3.68)	(1.70)	(1.51)	(0.80)	(0.20)	(0.09)	(0.12)	(1.81)	(1.11)	(1.30)

Net asset value, end of period	$11.99		$13.26	$15.35	$14.13	$14.02	$12.69	$9.50	$10.75	$10.54	$12.16	$10.45

Total Return	(9.58)%		10.37%	20.67%	11.55%	16.83%	35.73%	(10.75)%	3.13%	1.56%	26.99%	4.60%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands of dollars)	$105,365		$121,204	$106,712	$88,159	$74,058	$56,352	$39,928	$46,807	$58,875	$59,603	$48,752
Ratio of net expenses to average net assets	0.96	% *	0.94%	0.98%	0.98%	0.98%	0.98%	0.97%	0.94%	0.93%	0.92%	0.94%
Ratio of gross expenses to average net assets	1.08	% *	1.03%	1.10%	1.16%	1.14%	1.17%	1.26%	1.29%	1.05%	0.92%	0.94%
Ratio of net investment income to average net assets	0.26	% *	2.64%	2.20%	1.64%	2.25%	1.97%	0.90%	0.95%	5.62%	3.85%	1.94%
Ratio of total investment income less gross expenses to average net assets	0.14	% *	2.56%	2.07%	1.45%	2.08%	1.75%	0.61%	0.61%	5.50%	3.91%	2.00%
Portfolio turnover (excluding money market mutual funds)	38	% *	67%	15%	24%	34%	34%	55%	50%	78%	85%	79%

*	Annualized

See notes to financial statements.

PEARL AGGRESSIVE GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

	Six Months Ended June 30, 2008		Year ended December 31,						Period July 2, 2001 (inception) through December 31, 2001
			2007	2006	2005	2004	2003	2002
SELECTED PER-SHARE DATA derived from the financial statements:

Net asset value, beginning of period	$15.01		$14.48	$13.50	$13.51	$12.56	$8.19	$9.90	$10.00

Income from Investment Operations

Net investment income (loss)	(0.06)		0.21	0.35	0.30	0.15	(0.03)	(0.07)	0.06

Net realized and unrealized gains (losses) on investments	(1.76)		2.56	2.63	2.13	2.06	4.40	(1.64)	0.00

Total investment operations	(1.82)		2.77	2.98	2.43	2.21	4.37	(1.71)	0.06

Less Dividends (Note 8)

Dividends from net investment income	None		(0.21)	(0.35)	(0.30)	(0.15)	None	None	(0.06)
Dividends from net realized capital gains on investments	None		(2.02)	(1.65)	(2.14)	(1.11)	None	None	(0.10)

Total dividends	None		(2.24)	(2.00)	(2.44)	(1.26)	None	None	(0.16)

Net asset value, end of period	$13.19		$15.01	$14.48	$13.50	$13.51	$12.56	$8.19	$9.90

Total Return	(12.13)%		19.11%	22.10%	18.01%	17.60%	53.36%	(17.27)%	0.60%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands of dollars)	$60,801		$67,944	$47,872	$34,370	$26,382	$21,056	$14,605	$15,846
Ratio of net expenses to average net assets	0.98	%*	0.97%	0.98%	0.98%	0.98%	0.98%	0.98%	0.96%
Ratio of gross expenses to average net assets	1.16	%*	1.10%	1.16%	1.24%	1.20%	1.22%	1.31%	2.07%
Ratio of net investment income (loss) to average net assets	(0.94	)%*	1.44%	2.45%	2.21%	1.17%	(0.29)%	(0.82)%	1.48%
Ratio of total investment income (loss) less gross expenses to average net assets	(1.10	)%*	1.31%	2.26%	1.94%	0.93%	(0.55)%	(1.15)%	0.60%
Portfolio turnover (excluding money market mutual funds)	41	% *	38%	24%	44%	29%	47%	56%	13%

*	Annualized

See notes to financial statements.

www.pearlfunds.com
E-mail: info@pearlfunds.com
2610 Park Avenue PO Box 209 Muscatine IA 52761
866-747-9030 (toll-free) or 563-288-2773
Fax: 563-288-4101

PEARL® FUNDS

Item 2.	Code of Ethics.

Not applicable to this filing on Form N-CSR of a semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this filing on Form N-CSR of a semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this filing on Form N-CSR of a semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to this filing on Form N-CSR of a semi-annual report.

Item 6.	Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included as part of the semi-annual report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

None.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Not applicable to this filing on Form N-CSR of a semi-annual report.

	(2)	Certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibit (a)(2).

(b)		Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pearl Mutual Funds

By:	/s/ Robert H. Solt
Robert H. Solt
President, Chief Executive Officer, Chief Operating Officer and Treasurer
Date:	September 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert H. Solt
Robert H. Solt
President, Chief Executive Officer, Chief Operating Officer and Treasurer
Date:	September 5, 2008